Exhibit 10.6.2
RESOLUTION TO ADOPT
THE UNITED KINGDOM SUB-PLAN
FOR THE
2023 MARRIOTT INTERNATIONAL, INC. STOCK AND CASH INCENTIVE PLAN
WHEREAS, Marriott International, Inc. (the “Company”) sponsors the 2023 Marriott International, Inc. Stock and Cash Incentive Plan (the “Plan”);
WHEREAS, Sections 3.2 and 16.1 of the Plan permit the Company’s most senior human resources officer (“HR Officer”) to amend the Plan at any time and from time to time, provided that no such amendment shall materially increase the cost of the Plan to the Company;
WHEREAS, the HR Officer desires to adopt the United Kingdom Sub-Plan (the “Sub-Plan”), the provisions of which shall apply to all awards offered, granted or issued to U.K. Employees (as defined in the Sub-Plan);
WHEREAS, such amendment does not materially increase the cost to the Company of maintaining the Plan;
NOW THEREFORE BE IT RESOLVED, the HR Officer hereby adopts and approves this resolution and the United Kingdom Sub-Plan, substantially in the form attached as Exhibit A.
IN WITNESS WHEREOF, the HR Officer has adopted this resolution and amendment this 12th day of December 2023.

/s/ Benjamin T. Breland
Benjamin T. Breland,
Executive Vice President and Chief Human
Resources Officer

Exhibit A
2023 MARRIOTT INTERNATIONAL, INC.
STOCK AND CASH INCENTIVE PLAN
United Kingdom Sub-Plan
This United Kingdom Sub-Plan (the “Sub-Plan”) is a sub-plan of the 2023 Marriott International, Inc. Stock and Cash Incentive Plan (the “Plan”) and has been created and approved in accordance with the provisions of Sections 3.2 and 16.1 of the Plan. The provisions of the Plan shall apply to all Awards offered, granted, or issued to U.K. Employees, as defined herein, unless otherwise provided by the provisions in this Sub-Plan, such that this Sub-Plan shall constitute an “Employee share scheme” within the meaning of the United Kingdom Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 and the Financial Services and Markets Act 2000 (Regulated Activities) Order 2001. Terms defined in the Plan shall have the same meanings in this Sub-Plan unless otherwise defined herein.
1.Purpose of the Plan. Section 1.2 of the Plan applies to this Sub-Plan, except that this Sub-Plan will apply to Awards made to U.K. Employees, such that the purpose of the Sub-Plan is to promote and enhance the long-term growth of the Company by aligning the personal interests of U.K. Employees to those of Company stockholders and allowing such U.K. Employees to participate in the growth, development, and financial performance of the Company.
2.Definitions.
a.For purposes of this Sub-Plan, “U.K. Employee” means an employee or former employee of the Company or of another member of the same Group as the Company who resides in the United Kingdom at the time of the offer, who would otherwise qualify as an Employee under the Plan. “Group” has the meaning given in section 421 of the Financial Services and Markets Act 2000.
b.Section 2.4 applies to this Sub-Plan except that the words “Non-Employee Director Deferred Share Awards or Stock Units” are omitted such that Non-Employee Director Deferred Share Awards and Stock Units may not be granted under this Sub-Plan.
c.Section 2.23 (“Fee Deferral Election”), Section 2.24 (“Fees”), Section 2.29 (“Non-Employee Director Deferred Share Award”), Section 2.43 (“Stock Unit Account”), Section 2.44 (“Stock Units”) and Section 2.46 (“Termination of Service”) shall not apply to this Sub-Plan.
3.Administration. Section 3.2 applies to this Sub-Plan except that the words “Directors and Consultants” are omitted such that only U.K. Employees shall be selected to participate in the Sub-Plan.
4.Eligibility and Participation. Sections 5.1 and 5.2 of the Plan apply to this Sub-Plan except that the words “Non-Employee Directors and Consultants” are omitted, such that this Sub-Plan provides eligibility for participation only to U.K. Employees.
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5.SARs and Stock Options. Section 6.1 of the Plan applies to this Sub-Plan except that the words “Non-Employee Directors or Consultants” are omitted.
6.Restricted Stock. Section 7.1 of the Plan applies to this Sub-Plan except that the words “Non-Employee Directors and Consultants” are omitted.
7.Restricted Stock Units. Section 8.1 of the Plan applies to this Sub-Plan except that the words “Non-Employee Directors and Consultants” are omitted.
8.Other Awards. Section 9.1 of the Plan applies to this Sub-Plan except that the words “Non-Employee Directors and Consultants” are omitted.
9.Non-Employee Director Awards. Article 12 of the Plan shall not apply to this Sub-Plan such that Non-Employee Director Awards may not be granted under this Sub-Plan.
10.Amendment, Modification, and Termination. Section 16.4 of the Plan applies to this Sub-Plan except that the words “directors or consultants” and “Directors or Consultants” are omitted.
11.Non-U.K. Employees. Non-U.K. Employees, Non-Employee Directors and Consultants are not eligible to participate in this Sub-Plan.
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